UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

                  Indiana                                   1-15983                           38-3354643

   (State or other jurisdiction                (Commission                   (IRS Employer

         of incorporation)                             File No.)                       Identification No.)

2135 West Maple Road

Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

On May 5, 2009, ArvinMeritor, Inc. (“ArvinMeritor”) issued a press release and will hold a conference call regarding its financial results for the fiscal quarter ended March 29, 2009. The release is furnished as Exhibit 99a to this Form 8-K. The presentation by ArvinMeritor accompanying the conference call will be posted on the ArvinMeritor website (www.arvinmeritor.com).

The information in Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99a – Press release of ArvinMeritor, Inc., dated May 5, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ARVINMERITOR, INC.

By:/s/ Vernon G. Baker, II

           Vernon G. Baker, II

                                                                   Senior Vice President and General Counsel

Date: May 5, 2009

EXHIBIT INDEX

Exhibit No.     Description

99a                 Press release of ArvinMeritor, Inc., dated May 5, 2009